Exhibit 10.1

AMENDMENT NO. 2 TO AMENDED AND

RESTATED CREDIT AGREEMENT

This Amendment No. 2 to Amended and Restated Credit Agreement (this “Amendment”), dated as of June 23, 2005, is entered into by and among BANK OF AMERICA, N.A., a national banking association (the “Lender”), POST, BUCKLEY, SCHUH & JERNIGAN, INC., a Florida corporation, and THE PBSJ CORPORATION, a Florida corporation (jointly and severally, individually and collectively, the “Borrower”), and SEMINOLE DEVELOPMENT CORPORATION, a Florida corporation, PBS&J CONSTRUCTION SERVICES, INC., a Florida corporation, PBS&J CONSTRUCTORS, INC., a Florida corporation, POST, BUCKLEY INTERNATIONAL, INC., a Florida corporation, SEMINOLE DEVELOPMENT II, INC., a Florida corporation and PBS&J CARIBE ENGINEERING, C.S.P., a Puerto Rico corporation (jointly and severally, collectively, the “Guarantors”), and amends the Amended and Restated Credit Agreement, dated as of June 30, 2002, by and among the Lender, the Borrower, certain of the Guarantors, as the same was amended by Amendment No. 1 to Amended and restated Credit Agreement, dated as of May 5, 2003, by and among the Lender, the Borrower and certain of the Guarantors (as hereinafter modified, supplemented, restated or otherwise amended, hereinafter referred to as the “Agreement”).

WITNESSETH:

WHEREAS, the Borrower has requested that the Lender amend the Agreement to, among other things, consolidate the credit facility provided thereunder and extend the Maturity Date; and

WHEREAS, the Lender is willing to so amend the Agreement, upon the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Incorporation of Defined Terms. Each capitalized term used in this Amendment but not otherwise defined herein shall have the meaning ascribed thereto in the Agreement.

2. Amendment.

(a) The definition of “Maturity Date” as appears in Section 1.01 of the Agreement is deleted in its entirety and replaced with the following: “Maturity Date” means June 30, 2008.

(b) Sections 2.01(a)(i) and (ii) are deleted in their entirety and replaced with the following:

(i) The Lender agrees to make advances (“Advances”) to the Borrower from time to time during the period from the date hereof to and including the Maturity Date or the earlier date of termination under Section 6.02

(such earlier date being the “Termination Date”) in an aggregate amount not to exceed at any time and from time to time outstanding the principal amount of Fifty-Eight Million Dollars (U.S. $58,000,000.00). Subject to the limitations set forth in this Agreement, the Borrower may borrow (a “Borrowing”), repay, and reborrow under this Section 2.01; provided, no Event of Default has occurred and is continuing and the outstanding balance under the Advances, including Advances for the purposes of issuing L/Cs (as defined below), never exceeds $58,000,000.00. As a sublimit under the Advances, and in so far as the Borrower may from time to time request and the Lender may be willing, in its discretion, the Lender shall, subject to the terms and conditions hereof, issue documentary and/or standby letters of credit (the “L/Cs”) for the account of the Borrower. The issuance of an L/C shall be regarded as, and subject to the conditions applicable to, an Advance, and the face amount of each then issued and outstanding L/C as well as the amount of each then unreimbursed draft presented for payment against an L/C shall each be treated as an outstanding Advance, and shall be reserved under the Line and shall not be available for advances thereunder.

(ii) Prior to each and every request for the issuance of an L/C, the Borrower shall execute and deliver to the Lender any and all agreements and documents which the Lender may require, including, without limitation, the Lender’s standard form of application for letter of credit. The maximum amount of all open L/Cs and unreimbursed drafts which have been presented for payment against the L/Cs shall not, at any one time, exceed the aggregate amount of Ten Million Dollars ($10,000,000.00). Each draft or other demand for payment paid by Lender under an L/C shall be repaid in accordance with the terms of this Agreement.

(c) The reference in the heading of Section 2.0l(c)(i) to “First Line” shall be replaced with “Revolver Note”. All references in Section 2.01(c)(i) to “Revolver Note evidencing the First Line” shall be replaced with “Revolver Note”.

(d) Section 2.01 (c)(ii) shall be deleted in its entirety and replaced with “Intentionally Omitted”.

(e) The reference in Section 2.0 l(e) to “Revolver Note evidencing the First Line” shall be replaced with “Revolver Note”.

(f) Section 2.01(f) shall be deleted in its entirety and replaced with

Use of Proceeds. The proceeds of Advances shall be used by Borrower for general corporate purposes, to finance working capital and capital acquisition and to fund the issuance of the L/Cs, subject to the limitations of this Agreement.

(g) The references to “either Note” in Section 2.02 and 2.03 of the Agreement shall be replaced with “the Note”.

(h) Section 2.04 of the Agreement shall be deleted in it entirety and replaced with:

Unused Line Fee/Letter of Credit Fee. Borrower shall pay to the Lender quarterly an unused line fee at a rate equal to [one eighth of one percent (1/8%)] per annum calculated by the Lender upon the amount by which $58,000,000 exceeds the average daily principal balance of Advances outstanding under the Note during the immediately preceding fiscal quarter (or part thereof) while this Agreement is in effect and for so long thereafter as any Indebtedness is outstanding under the Note, which fee shall be payable on the first day of each quarter in arrears. Borrower shall pay to Lender an issuance fee for each L/C equal to one percent (1%) per annum of the maximum amount available to be drawn under each such L/C.

(i) Schedule 1 referenced in Section 4.01(f) of the Agreement is hereby deleted in its entirety and replaced with the attached revised Schedule 1.

(j) The words “December 31, 2002, of $55,210,588” in Section 5.01(f) of the Agreement shall be modified to read “June 30, 2005, of $79,826,000.”

(k) The phrase “each month” as appears in Section 5.02(c) of the Agreement shall be replaced with “each quarter”. Lender hereby waives any Event of Default that resulted from Borrower’s non-compliance with Section 5.02(c) prior to the date hereof. This waiver is a waiver of the specific events of non-compliance enumerated herein only and is not, nor should it be construed to be, a waiver of any other event of non-compliance or existing or future Events of Default, whether or not similar to that enumerated herein.

3. Waivers. As has been previously disclosed to Lender, Borrower recently discovered that over the course of several years, certain employees misappropriated significant amounts of Borrower’s funds. As a result, Borrower was not able to timely deliver its audited financial statements for fiscal year 2004 and thus is in default under Section 5.02(a) of the Agreement. Further, Borrower has informed Lender that as a result of such misappropriation of funds, Borrower will be required to file amended tax returns for the years ended             ,              and             . In accordance therewith, Lender hereby waives the defaults set forth in this Section_3 so long as: (i) Borrower delivers its audited 2004 financial statements as soon as they are available, but in no event later than April 30, 2006, (ii) Borrower delivers such amended tax returns to Lender as soon as same are available, and (iii) no other default or Event of Default shall occur. The waiver set forth herein is a waiver of the specific events of non-compliance enumerated herein only and is not, nor should it be construed to be, a waiver of any other event of non-compliance, whether or not similar to those enumerated herein.

4. Disposition of Assets. Lender further acknowledges and agrees that the Borrower has formed Seminole Development II, Inc., a Florida corporation and its wholly-owned subsidiary (“Seminole”), for the sole purpose of holding assets recovered from the employees who misappropriated Borrower’s funds. Notwithstanding anything to the contrary in the Loan Documents, Lender hereby agrees that, so long as no Event of Default has occurred and is continuing, Seminole may dispose of such recovered assets, free and clear of any lien in favor of Lender, in a commercially reasonable matter and so long as the proceeds thereof are used solely to recoup the misappropriated funds.

5. Joinder and Ratification. Each of the Guarantors that were not parties to the aforementioned Amended and Restated Credit Agreement, dated as of June 30, 2002, as same has been amended from time to time, hereby agree to be bound by the Agreement as parties thereto. Except as expressly amended and modified hereby, the terms and conditions of the Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified, reaffirmed and confirmed in all respects and are not waived by the Lender and the Lender reserves all of its rights and remedies thereunder.

6. Representations and Warranties. Each of the Borrower and the Guarantors (collectively, the “Loan Parties”) represents and warrants to, and agrees with, the Lender that (i) it has no defenses, set-offs or counterclaims of any kind or nature whatsoever against the Lender with respect to any Indebtedness or any other liabilities created under the Agreement and the other Loan Documents, any of the agreements among the parties hereto, including, without limitation, the obligations of each of the Loan Parties under the Agreement or any other Loan Documents, or any action previously taken or not taken by the Lender with respect thereto or with respect to any lien or Collateral in connection therewith to secure the Secured Obligations, and (ii) this Amendment has been duly authorized by all necessary action on the part of each of the Loan Parties, has been duly executed by each of the Loan Parties, and constitutes the valid and binding obligation of each of the Loan Parties, enforceable against each of them in accordance with the terms hereof.

7. Agreement Representations and Warranties. Each of the Loan Parties hereby certifies that the representations and warranties contained in the Agreement and any other Loan Documents continue to be true and correct and that no default or Event of Default has occurred that has not been cured or waived.

8. Conditions to Effectiveness of Amendment. This Amendment shall become effective when the Lender shall have received (i) counterparts of this Amendment duly executed by each of the Borrowers and Guarantors; (ii) the Second Amended and Restated Revolver Note, dated as of the date of this Amendment executed by the Borrower; (iii) the Reaffirmation of Guarantees and Reaffirmation of Security Agreements, in the form attached hereto, each executed and delivered by the Guarantors; (iv) a certified copy of the resolutions of the Board of Directors of the Borrower and each of the Guarantors, evidencing approval of this Amendment and the other documents and matters contemplated hereby, and all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Amendment and such other documents, including, but not limited to, a certificate of “good standing” (or its equivalent), certified copies of the articles of incorporation and true and correct copies of the bylaws; (v) a favorable opinion of counsel for the Borrower, in form and substance acceptable to Lender, as to the due execution and delivery by the Borrower and each of the Guarantors of this Amendment and the other documents contemplated hereby and as to such other matters as the Lender may reasonably request; (vi) a signed copy of a certificate of an officer of the Borrower and each of the Guarantors, in the form and substance acceptable to Lender, who shall certify the names of the officers of the Borrower and the respective Guarantors authorized to sign this Amendment and the other documents or certificates to be delivered pursuant to this Amendment by the Borrower, each of the Guarantors, or any of its respective officers, together with the true signatures of such officers (Lender may conclusively rely on such certificate until it shall receive a further certificate of the Secretary or an Assistant Secretary of the Borrower or the respective Guarantor canceling or amending the prior certificate and submitting the signatures of the officers named in such further certificate); (vii) a certified copy of the written approval and consent of the holders, if any, of any obligations of the Borrower which must consent to this Amendment and the Borrowings under the Agreement and the other Loan Documents, as amended hereby; (viii) Amendment No. 2 to Subordination Agreements, to be signed by each Affiliate that is a holder of debt of the Borrower other than the Lender, if any, or unless waived by the Lender; and (ix) payment by the Borrower of the fees and costs, including attorney’s fees and expenses incurred in connection with this Amendment and the other documents and matters contemplated hereby.

9. Counterparts. This Amendment may be executed in any number of counterparts which, when taken together, shall constitute one original. Any telecopied signature hereto shall be deemed a manually executed and delivered original.

10. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED AND CONTROLLED BY THE INTERNAL LAWS OF THE STATE OF FLORIDA APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE AS TO INTERPRETATION, ENFORCEMENT, VALIDITY, CONSTRUCTION, EFFECT, AND IN ALL OTHER RESPECTS.

11. Headings of Subdivisions. The headings of subdivisions in this Amendment are for convenience of reference only, and shall not govern the interpretation of any of the provisions of this Amendment.

12. US Patriot Act Notice. Lender hereby notifies Borrower and each other Loan Party that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001, the “Act”), it is required to obtain, verify and record information that identifies Borrower and each other Loan Party, which information includes the name and address of each Loan Party and other information that will allow Lender to identify each Loan Party in accordance with the Act.

13. Amended Agreement. THIS AMENDMENT AMENDS THE AGREEMENT AND OTHER LOAN DOCUMENTS, AND THE BORROWER ACKNOWLEDGES AND AGREES THAT THE RIGHTS, DUTIES, AND OBLIGATIONS OF THE BORROWER AND THE LENDER CREATED BY THE AGREEMENT AND THE OTHER LOAN DOCUMENTS ARE NOT EXTINGUISHED, BUT ARE REAFFIRMED AND REMAIN IN FULL FORCE AND EFFECT AS PROVIDED IN THE AGREEMENT AND OTHER LOAN DOCUMENTS. IN THE EVENT OF ANY CONFLICT BETWEEN THE TERMS AND PROVISIONS OF THE AGREEMENT OR OTHER LOAN DOCUMENTS AND THE TERMS AND PROVISIONS OF THIS AMENDMENT, THE TERMS AND PROVISIONS OF THIS AMENDMENT SHALL CONTROL AND PREVAIL.

14. WAIVER OF TRIAL BY JURY. EACH OF THE LOAN PARTIES AND THE LENDER HEREBY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING WHICH PERTAINS DIRECTLY OR INDIRECTLY TO THIS AMENDMENT, THE AGREEMENT, ANY OF THE OTHER LOAN DOCUMENTS, ANY INDEBTEDNESS THEREUNDER, THE COLLATERAL, OR ANY ALLEGED TORTIOUS CONDUCT BY ANY OF THE LOAN PARTIES OR THE LENDER, OR WHICH, IN ANY WAY, DIRECTLY OR INDIRECTLY, ARISES OUT OF OR RELATES TO THE RELATIONSHIP BETWEEN ANY OF THE LOAN PARTIES AND THE LENDER. IN NO EVENT SHALL THE LENDER BE LIABLE FOR LOST PROFITS OR OTHER SPECIAL OR CONSEQUENTIAL DAMAGES.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

LENDER:

BANK OF AMERICA, N.A.

By:	/s/ Gaile S. Threatt
Name:	Gaile S. Threatt
Title:	Vice President

BORROWER:

POST, BUCKLEY, SCHUH & JERNIGAN, INC., a Florida corporation

By:	/s/ Richard M. Grubel
Name:	Richard M. Grubel
Title:	Senior Vice President/CFO

THE PBSJ CORPORATION, a Florida corporation

By:	/s/ Richard M. Grubel
Name:	Richard M. Grubel
Title:	Senior Vice President/CFO

GUARANTORS:

SEMINOLE DEVELOPMENT CORPORATION, a Florida corporation

By:	/s/ Richard M. Grubel
Name:	Richard M. Grubel
Title:	Senior Vice President

PBS&J CONSTRUCTION SERVICES, INC., a Florida corporation

By:	/s/ Randy L. Larson
Name:	Randy L. Larson
Title:	President

PBS&J CONSTRUCTORS, INC., a Florida corporation

By:	/s/ Randy L. Larson
Name:	Randy L. Larson
Title:	President

POST, BUCKLEY INTERNATIONAL, INC., a Florida corporation

By:	/s/ Richard M. Grubel
Name:	Richard M. Grubel
Title:	Senior Vice President

PBS&J CARIBE ENGINEERING, C.S.P., a Puerto Rico corporation

By:	/s/ Richard M. Grubel
Name:	Richard M. Grubel
Title:	Treasurer

SEMINOLE DEVELOPMENT II, INC., a Florida corporation

By:	/s/ Richard M. Grubel
Name:	Richard M. Grubel
Title:	Senior Vice President